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                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                         STRATEGIC PARTNERS ANNUITY ONE
                             STRATEGIC PARTNERS PLUS

                       Supplement, dated October 21, 2003
                                       To
                          Prospectus, dated May 1, 2003

We are issuing this supplement to report material changes to the Strategic Partners Annuity One and Strategic Partners Plus variable annuities (collectively, the "SPAO Annuities"). Specifically, for SPAO Annuities issued on and after November 10, 2003, we will offer investors a new insurance feature called the "Guaranteed Minimum Income Benefit" and another insurance feature called the "Income Appreciator Benefit." These features are described in detail in the prospectus for the SPAO Annuities, dated October 20, 2003, which you may obtain without charge. In brief, the Guaranteed Minimum Income Benefit, for an extra charge, assures that the holder will have an amount available to be annuitized that is unaffected by poor investment performance. The Income Appreciator Benefit, for an extra charge, guarantees an amount equal to a specified percentage of the earnings within the contract, which the holder may use during either the accumulation phase of the contract or upon annuitization. AT PRESENT, WE ARE OFFERING THESE NEW BENEFITS ONLY TO NEW PURCHASERS OF A SPAO ANNUITY, AND NOT TO EXISTING HOLDERS OF A SPAO ANNUITY.

Litigation

We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.